Discontinued Operations and Disposal Groups	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure
22. Discontinued Operations
On October 4, 2021, the Company entered into agreements to sell its general partner interest in Teekay LNG Partners (now known as Seapeak), all of its common units in Teekay LNG Partners and certain subsidiaries which collectively contained the shore-based management operations of the Teekay Gas Business. These transactions closed on January 13, 2022, and resulted in Teekay deconsolidating the Teekay Gas Business for accounting purposes on January 13, 2022. Upon closing of the transactions, the Company received gross proceeds of $641 million, at which date the Teekay Gas Business had a cash, cash equivalents and restricted cash balance of $178.0 million.

Upon closing, the Company recognized both the net cash proceeds it received from Stonepeak and derecognized the carrying value of both the Teekay Gas Business' net assets and the non-controlling interest in the Teekay Gas Business, with the difference between the amounts recognized and derecognized being the loss on deconsolidation of $58.7 million, which is included in loss from discontinued operations in the consolidated statement of income for the year ended December 31, 2022.
Immediately prior to the sale of the Teekay Gas Business, the Company had unrecognized gains of $84.8 million on the sales of vessels in prior years from its wholly-owned subsidiaries to its non-wholly-owned subsidiary, Teekay LNG Partners (or Deferred Dropdown Gains). On sale of the Teekay Gas Business, the Deferred Dropdown Gains that were previously unrecognized due to their being eliminated upon consolidation of Teekay LNG Partners, were recognized by the Company through a transfer of income from non-controlling interests in Teekay LNG Partners to the Company. This transfer increased the carrying value of the Company’s interest in Teekay LNG Partners at the sale date and thus, increased the loss on deconsolidation of the Teekay Gas Business by $84.8 million (included in net (loss) income attributable to non-controlling interests, discontinued operations on the consolidated statement of income). As a result, net income attributable to shareholders of the Company on sale of the Teekay Gas Business was a net gain of $26.2 million, consisting of the recognition of the $84.8 million of Deferred Dropdown Gains (included in net (loss) income attributable to non-controlling interests, discontinued operations on the consolidated statement of income) less the loss on deconsolidation of $58.7 million.

All revenues and expenses of the Teekay Gas Business prior to the sale and for the periods covered by the consolidated statements of income in these consolidated financial statements have been aggregated and separately presented as a single component of net income called "income from discontinued operations". Revenues and expenses of the Teekay Gas Business were determined as follows:

•Revenues and expenses of the Teekay Gas Business consist of all direct revenue and expenses that are clearly identifiable as solely for the benefit of the Teekay Gas Business and will not be recognized on an ongoing basis by the Company following completion of the sale of the Teekay Gas Business. As such, costs previously incurred by the Company for the benefit of both the Teekay Gas Business and the continuing operations of the Company (or Shared Costs) remained in the Company’s continuing operations, including the Teekay Gas Business’s proportionate share of such costs. The Company’s Shared Costs primarily related to costs incurred to provide certain corporate services and ship management services for the benefit of both the Teekay Gas Business and the continuing operations of the Company. In preparation for the sale of the Teekay Gas Business, the Company completed an internal reorganization of the shore-based management operations for Seapeak and certain of Seapeak's joint ventures. Certain of the Company's subsidiaries were then transferred to Seapeak as part of the sale of the Teekay Gas Business. A substantial majority of the Company’s Shared Costs were reflected in general and administrative expenses. As a result of the Company’s historical practice of using a shared service operation for its different businesses and the allocation method explained above for such costs, general and administrative expenses presented within continuing operations and general and administrative expenses presented within discontinued operations do not represent what these costs would have been had the Company operated the Teekay Gas Business on a standalone basis and do not represent an existing cost run-rate, as adjusted for the completion of this transaction.

•Interest expense of the Teekay Gas Business consists of interest expense and amortization of discounts, premiums, and debt issuance costs related to long-term debt and obligations related to finance leases of Teekay LNG Partners that were assumed by the acquiror thereof.

The following table contains the major components of loss from discontinued operations of the Teekay Gas Business for the periods presented:

	Year Ended December 31,
	2024 $	2023 $	2022 (1) $
Revenues	—	—	25,083
Voyage expenses	—	—	(853)
Vessel operating expenses	—	—	(5,937)
Time-charter hire expenses	—	—	(845)
Depreciation and amortization	—	—	—
General and administrative expenses	—	—	(781)
Restructuring charges	—	—	—
Income from operations	—	—	16,667
Interest expense	—	—	(4,287)
Interest income	—	—	188
Realized and unrealized gains on non-designated derivative instruments	—	—	3,675
Equity income	—	—	17,881
Foreign exchange gain	—	—	4,286
Other income (loss)	—	—	9
Loss on deconsolidation of the Teekay Gas Business (2)	—	—	(58,684)
Loss from discontinued operations before income taxes	—	—	(20,265)
Income tax expense	—	—	(11)
Loss from discontinued operations	—	—	(20,276)
(1)On January 13, 2022, the Company deconsolidated the Teekay Gas Business. Figures represent the Teekay Gas Business's results for the period from January 1, 2022 to January 13, 2022.
(2)Net income attributable to shareholders of the Company on sale of the Teekay Gas Business was a net gain of $26.2 million, consisting of the recognition of the $84.8 million of Deferred Dropdown Gains (included in net income) attributable to non-controlling interests, discontinued operations) less the loss on deconsolidation of $58.7 million.